AMENDMENT NO. 2 AND WAIVER

This Amendment No. 2 and Waiver (this "Agreement") dated as of August 15, 2007 (the "Effective Date"), is by and among Tekoil and Gas Gulf Coast, LLC, a Delaware limited liability company (the "Company"), Tekoil & Gas Corporation, a Delaware corporation, as guarantor (the "Guarantor"), the lenders party to the Credit Agreement described below ("Lenders"), J. Aron & Company, as Lead Arranger and as Syndication Agent (in such capacities, "Syndication Agent"), and J. Aron & Company, as Administrative Agent for such Lenders (together with its permitted successors in such capacity, the "Administrative Agent") and as counterparty to the Company under the ISDA Agreement referred to below (in such capacity, "Lender Counterparty").

RECITALS

A.   Reference is made to that certain Credit and Guaranty Agreement dated as of May 11, 2007 among the Company, the Guarantor, the Lenders, the Syndication Agent and the Administrative Agent (as amended or supplemented to the date hereof, the "Credit Agreement"). Reference is further made to that certain ISDA Master Agreement dated as of May 11, 2007 (as amended, supplemented, or restated to the date hereof, and together with all confirmations issued thereunder, the "ISDA Agreement").

B.   Subject to the terms and conditions of this Agreement, the Company, the Guarantor, the Lenders, the Syndication Agent, the Administrative Agent and the Lender Counterparty, as applicable, wish to (i) make certain amendments to the Credit Agreement as provided herein and (ii) provide a waiver for the Waiver Defaults, as defined below.

NOW THEREFORE, in consideration of their mutual undertakings, the Company, the Guarantor, the Lenders, the Syndication Agent, the Administrative Agent and the Lender Counterparty hereby agree as follows:

Section 1.  Definitions and Interpretations. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to this Agreement, unless otherwise specified. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2.  Waiver.

(a)  The Company hereby acknowledges the existence of the following Events of Default (the "Waiver Defaults"): (i) the Company did not furnish the title opinions required by the Credit Agreement (the "Post-Closing Title Opinions") on or before July 23, 2007, which constitutes an Event of Default under the Credit Agreement, (ii) none of the following occurred on or before August 9, 2007: (A) the occurrence of the Required Capital Date, (B) the deposit of at least $5,000,000 of the $7,500,000 contributed by Parent to Company on the Required Capital Date in the Collateral Account to be held under the control of Administrative Agent as cash collateral and applied to Other Permitted Capital Expenditures and (C) the repayment in full of the insurance premium financing Indebtedness described on Schedule 6.1 to the Credit Agreement from the $7,500,000 contributed by Parent to Company on the Required Capital Date, which constitutes an Event of Default under the Credit Agreement, and (iii) the existence of the foregoing Events of Default under the Credit Agreement constitutes an Event of Default under the ISDA Agreement.

(b)  Subject to the terms and conditions of this Agreement, the Lenders and the Lender Counterparty, as applicable, hereby waive the Waiver Defaults. The waiver by the Lenders and the Lender Counterparty described in this Section 2 is contingent upon the satisfaction of the conditions precedent set forth below in this Agreement and is limited to the Waiver Defaults. Such waiver shall not be construed to be a consent to or a permanent waiver of any Section covered by either of the Waiver Defaults or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement, the ISDA Agreement, or in any of the other Transaction Documents. The Lenders and the Lender Counterparty reserve the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement, the ISDA Agreement, or any other provision of any Transaction Document. The description herein of the Waiver Defaults is based upon the information available to the Lenders and the Lender Counterparty on the date hereof and shall not be deemed to exclude the existence of any other Events of Default. The failure of the Lenders or the Lender Counterparty to give notice to any Credit Party of any such other Events of Default is not intended to be nor shall be a waiver thereof. The Company and the Guarantor hereby agree and acknowledge that the Lenders and the Lender Counterparty require and will require strict performance by the Company and the Guarantor of all of their respective obligations, agreements and covenants contained in the Credit Agreement, the ISDA Agreement, and the other Transaction Documents, as amended hereby, and no inaction or action regarding any Event of Default is intended to be or shall be a waiver thereof.

(c)  Without limitation of the foregoing, any failure to deliver the Post-Closing Title Opinions by the date set forth in Section 8.1(s) of the Credit Agreement (as amended hereby), or any failure of any of the items listed in Section 8.1(n) of the Credit Agreement (as amended hereby) to occur by the date set forth in Section 8.1(n) of the Credit Agreement (as amended hereby), shall constitute an Event of Default under the Credit Agreement, and any such Event of Default under the Credit Agreement shall constitute an Event of Default under the ISDA Agreement.

Section 3.  Amendments to the Credit Agreement.

(a)  Section 8.1(n) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(s) Any of the following shall not have occurred on or before August 31, 2007: (i) the occurrence of the Required Capital Date, (ii) the deposit of at least $7,500,000 of the amount contributed by Parent to Company on the Required Capital Date in the Collateral Account to be held under the control of Administrative Agent as cash collateral and applied to Other Permitted Capital Expenditures or other expenditures approved in writing by the Required Lenders and (iii) the repayment in full of the insurance premium financing Indebtedness described on Schedule 6.1 (from sources other than amounts deposited pursuant to clause (ii) above);

(b)  Section 8.1(s) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(s) Borrower shall fail to (i) furnish, on or before August 15, 2007, title opinions, in form and substance reasonably satisfactory to Administrative Agent, covering Texas State Lease MF030085 (State Tract 5-8A), Texas State Lease MF062790 (State Tract 343), and any lease pooled or unitized therewith, specifically addressing, without limitation, the interests of Borrower in and to the following wells and non-producing reserves: (a) State Tract 5-8A #02, (b) State Tract 5-8A #01, State Tract 5-8 #01(BP01), State Tract 5-8A #01(BP02), State Tract 343#014, State Tract 343 #009, State Tract 343 #018 (BP01), State Tract 343 #014 (BP03), or (ii) comply with all reasonable requirements made by Administrative Agent pursuant to such title opinions; or

Section 4.  No Obligation to Make Payments. Notwithstanding anything herein to the contrary, Company hereby acknowledges, confirms and agrees that for so long as any Event of Default or Potential Event of Default (as such terms are defined in the ISDA Agreement) is outstanding with respect to Company, any obligation Lender Counterparty may have to make any payment under the ISDA Agreement shall be suspended.

Section 5.  Representations and Warranties.

(a)  The Guarantor represents and warrants that (i) after giving effect to this Agreement, the representations and warranties set forth in the Credit Agreement, the representations and warranties set forth in the ISDA Agreement, and the representations and warranties contained in the other Transaction Documents to which the Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date; (ii) other than the Waiver Defaults, no Default or Event of Default, or Event of Default or Potential Event of Default (as such terms are defined in the ISDA Agreement) has occurred and is continuing; (iii) the execution, delivery and performance of this Agreement and the other documents, instruments, certificates and agreements required to be delivered by this Agreement ("Other Documents") and to which the Guarantor is a party are within the corporate power and authority of the Guarantor and have been duly authorized by appropriate corporate action and proceedings; (iv) this Agreement and the Other Documents to which the Guarantor is a party constitute legal, valid, and binding obligations of the Guarantor enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (v) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement or any of the Other Documents to which the Guarantor is a party; and (vi) the Liens under the Security Documents are valid and subsisting and secure the Company's and the Guarantor's obligations under the Credit Agreement, the ISDA Agreement, and the other Transaction Documents.

(b)  The Company represents and warrants that: (i) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, the representations and warranties set forth in the ISDA Agreement, and the representations and warranties contained in the other Transaction Documents to which the Company is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date; (i) other than the Waiver Defaults, no Default or Event of Default or Event of Default or Potential Event of Default (as such terms are defined in the ISDA Agreement) has occurred and is continuing; (ii) the execution, delivery and performance of this Agreement and the Other Documents to which the Company is a party are within the limited liability company power and authority of the Company and have been duly authorized by appropriate limited liability company action and proceedings; (iv) this Agreement and the Other Documents to which the Company is a party constitute legal, valid, and binding obligations of the Company enforceable in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (v) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement or any of the Other Documents to which the Company is a party; and (vi) the Liens under the Security Documents are valid and subsisting and secure Company's obligations under the Credit Agreement, the ISDA Agreement, and the other Transaction Documents.

Section 6.  Conditions to Effectiveness. This Agreement shall become effective and enforceable against the parties hereto, the Credit Agreement shall be amended as provided herein, upon the occurrence of the following conditions precedent on or before the Effective Date:

(a)  Agreement. The Administrative Agent shall have received multiple original counterparts of this Agreement duly and validly executed and delivered by duly authorized officers of the Company, the Guarantor, the Administrative Agent, the Lenders, and the Lender Counterparty; and

(b)  No Default; Representations. Other than the Waiver Defaults, no Default or Event of Default or Event of Default or Potential Event of Default (as such terms are defined in the ISDA Agreement) shall have occurred and be continuing as of the Effective Date. The representations and warranties in this Agreement, and in the Credit Agreement and the ISDA Agreement, shall be true and correct in all material respects.

Section 7.  Effect on Transaction Documents; Acknowledgments.

(a)  The Company and the Guarantor each acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)  Except as set forth in Section 2 above, the Lenders, Lender Counterparty, and Administrative Agent hereby expressly reserve all of their respective rights, remedies, and claims under the Credit Agreement, the ISDA Agreement, and the other Transaction Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default, or any Event of Default or Potential Event of Default (as such terms are defined in the ISDA Agreement), under the Credit Agreement, the ISDA Agreement, or any of the other Transaction Documents other than as expressly set forth in Section 2 above, (ii) any of the agreements, terms or conditions contained in the Credit Agreement, the ISDA Agreement, or any of the other Transaction Documents, (iii) any rights or remedies of the Lenders, Lender Counterparty, Administrative Agent, Royalty Owner, or Warrant Owner with respect to the Credit Agreement, the ISDA Agreement, and the other Transaction Documents, or (iv) the rights of each of the Lenders, the Lender Counterparty, and the Administrative Agent to collect the full amounts owing to it under the Credit Agreement, the ISDA Agreement, and the other Transaction Documents.

(c)  The Company, the Guarantor, the Lenders and Administrative Agent, each hereby adopts, ratifies, and confirms the Credit Agreement, as amended hereby, and the Company, the Guarantor, and the Lender Counterparty each hereby adopts, ratifies, and confirms the ISDA Agreement, and each of the foregoing parties acknowledges and agrees that the Credit Agreement, as amended hereby, the ISDA Agreement and the other Transaction Documents are and remain in full force and effect, and the Company and the Guarantor each acknowledges and agrees that neither its liabilities under the Credit Agreement, the ISDA Agreement, and the other Transaction Documents nor the validity, perfection, or priority of any lien or security interest securing the Obligations are impaired in any respect by this Agreement.

(d)  From and after the Effective Date, all references to the Credit Agreement, the ISDA Agreement, and the Transaction Documents shall mean such Credit Agreement, such ISDA Agreement, and such Transaction Documents as amended by this Agreement.

(e)  This Agreement and each of the Other Documents is a Transaction Document for the purposes of the provisions of the other Transaction Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8.  Reaffirmation of the Guaranty. The Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty are in full force and effect and that the Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations as such Guaranteed Obligations have been increased and amended by this Agreement. The Guarantor hereby acknowledges that its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by the Guarantor under the Credit Agreement in connection with the execution and delivery of amendments to the Credit Agreement, the Notes, the ISDA Agreement, or any of the other Transaction Documents.

Section 9.  Miscellaneous.

(a)  Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

(b)  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement or ISDA Agreement, as applicable.

(c)  Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

(d)  Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, THE ISDA AGREEMENT, AND THE OTHER TRANSACTION DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of this page intentionally left blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY

TEKOIL AND GAS GULF COAST, LLC

By:	Tekoil & Gas Corporation, its Managing Member

By:	/s/ Mark S. Western
Mark Western
CEO and Chairman of the Board of Directors

GUARANTOR

TEKOIL & GAS CORPORATION

By:	/s/ Mark S. Western
Mark Western
CEO and Chairman of the Board of Directors

J. ARON & COMPANY,
as Lead Arranger, Syndication Agent, Administrative Agent, Lender Counterparty and a Lender

By:	/s/ Susan Rudov
Authorized Signatory

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